EXECUTION VERSION SIXTEENTH AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment and Waiver”), dated as of June 26, 2026 (the “Amendment and Waiver Date”), among NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Collateral Manager”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and as a lender, the lenders signatory hereto (each a “Lender” and, collectively, the “Lenders”). WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the Swingline Lender, the other Lenders party from time to time thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian are parties to the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the Lenders to the Borrower; and WHEREAS, Section 2.14(a) of the Loan and Security Agreement contains certain restrictions and requirements for the sale of Loans; and WHEREAS, pursuant to Section 2.14(a)(vii) of the Loan and Security Agreement, the aggregate OLB of all Loans which are sold or intended to be sold by the Borrower in connection with a Discretionary Sale during any 12-month rolling period shall not exceed 30% of the highest Aggregate OLB at any point during such 12-month period unless the Borrower obtains the prior written consent of the Administrative Agent (the “Required Consent”); and WHEREAS, on May 6, 2026, the Borrower sold Loans such that the aggregate OLB of all Loans which are sold by the Borrower during the 12-month period preceding such date exceeded 30% of the highest Aggregate OLB during such 12-month period (the “Specified Transaction”); and WHEREAS, the parties hereto desire, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein, to waive the Required Consent in connection with the Specified Transaction (the “Specified Waiver”); and WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent and the Lenders desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: 2 ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. ARTICLE II Amendment SECTION 2.1. As of the Amendment and Waiver Date, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto. ARTICLE III Waiver and Consent SECTION 3.1. The Administrative Agent and the Lender hereby agree to grant the Specified Waiver. ARTICLE IV Representations and Warranties SECTION 4.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above and after giving effect to this Amendment and Waiver, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE V Conditions Precedent SECTION 5.1. This Amendment and Waiver shall become effective as of the date first written above upon the execution and delivery of this Amendment and Waiver by each party hereto. 3 ARTICLE VI Miscellaneous SECTION 6.1. Governing Law. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 6.2. Severability Clause. In case any provision in this Amendment and Waiver shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 6.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment and Waiver shall form a part of the Loan and Security Agreement for all purposes. SECTION 6.4. Headings. The headings of the Articles and Sections in this Amendment and Waiver are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 6.5. Counterparts. The parties hereto may sign one or more copies of this Amendment and Waiver in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment and Waiver by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment and Waiver shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. [Signature Page to Amendment No. 16 and Waiver to Third A&R Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the date first written above. NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower By: New Mountain Finance Corporation, its managing member By: ____________________________________ Name: Title:

[Signature Page to Amendment No. 16 and Waiver to Third A&R Loan and Security Agreement] NEW MOUNTAIN FINANCE CORPORATION, as the Collateral Manager By: ____________________________________ Name: Title: [Signature Page to Amendment No. 16 and Waiver to Third A&R Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: Eghosa Aghayere Executive Director [Signature Page to Amendment No. 16 and Waiver to Third A&R Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swingline Lender and as a Lender By: __________________________________ Name: Title: Eghosa Aghayere Executive Director Appendix A

EXECUTION VERSION Conformed through Amendment No. 1516 dated March 12June 26, 2026 4128-9904-7782.54153-8711-7162.3 Borrower CUSIP: 64755CAA4 Borrower ISIN: US64755CAA45 Facility CUSIP: 64755CAB2 Facility ISIN: US64755CAB28 U.S. $450,000,000 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN FINANCE CORPORATION, as the Collateral Manager NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Custodian Dated as of October 24, 2017 63 4128-9904-7782.54153-8711-7162.3 behalf of the Borrower, to an unaffiliated third party purchaser in a transaction (i) reflecting arms-length market terms and (ii) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the Discretionary Sale (other than that the Borrower has good title thereto, free and clear of all Liens and has the right to sell the related Loan), provided that, the Borrower may make a Discretionary Sale to an Affiliate of the Borrower with the prior written consent of the Administrative Agent in its sole discretion; (v) on the related Discretionary Sale Date, the Administrative Agent and/or the Collateral Custodian, as applicable, shall have received, as applicable, in immediately available funds, an amount equal to the sum of (a) an amount sufficient to reduce the Advances Outstanding such that, after giving effect to the transfer of the Loans that are the subject of such Discretionary Sale, the Required Advance Reduction Amount will be equal to zero plus (b) an amount equal to all unpaid Interest then due and owing to the extent reasonably determined by the Administrative Agent to be attributable to that portion of the Advances Outstanding to be repaid in connection with the Discretionary Sale plus (c) an aggregate amount equal to the sum of all other Obligations due and owing to the Administrative Agent, each applicable Lender, the Affected Parties and the Indemnified Parties, as applicable, under this Agreement and the other Transaction Documents (or such lesser amount as consented to by the Administrative Agent pursuant to clause (ii) above); (vi) on the related Discretionary Sale Date, the proceeds (net of (x) amounts payable pursuant to Section 2.14(a)(v) and (y) normal transactional expenses) from such Discretionary Sale shall be sent directly to the Collection Account; and (vii) commencing on the date that is one (1) day following the Fifteenth Amendment Closing Date, the aggregate OLB of all Loans which are sold or intended to be sold by the Borrower in connection with a Discretionary Sale during any 12-month rolling period (or, if on any date of determination, less than 12 months have elapsed since the date that is one (1) day following the Fifteenth Amendment Closing Date, the period commencing on the date that is one (1) day following the Fifteenth Amendment Closing Date and ending on such date of determination) shall not exceed 30% of the highest Aggregate OLB at any point during such 12-month period (or shorter period as provided in the immediately preceding parenthetical); provided that, any Discretionary Sale may be excluded from such 30% limitation with the prior written consent of the Administrative Agent; provided, further, that the Borrower may make Discretionary Sales of Loans exceeding such 30% limitation if (x) all proceeds from such Discretionary Sales are applied pursuant to Section 2.3(b) to reduce Advances Outstanding and (y) the Facility Amount is concurrently reduced pursuant to Section 2.3(a) by an amount equal to the proceeds of such Discretionary Sales. For the avoidance of doubt, any Discretionary Sales completed prior to the date that is one (1) day following the Fifteenth Amendment Closing Date shall not be included in the calculation of Discretionary Sales for purposes of the limitation set forth in this clause (vii). (b) Notices to Lenders. The Administrative Agent shall provide the Lenders with copies of any notices (and, if requested by the Lenders, other materials) received by the Administrative Agent pursuant to this Section 2.14 in connection with any Discretionary Sale.